Exhibit 99.2

Quarterly Investor Supplement

March 31, 2018

This report should be read in conjunction with Voya Financial, Inc.'s Quarterly Report on Form 10-Q for the Three Months Ended March 31, 2018. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Media Contact:	Investor Contact:

Voya Financial	Christopher Breslin	Michael Katz
230 Park Avenue	212-309-8941	212-309-8999
New York, New York 10169	Christopher.Breslin@voya.com	IR@voya.com

NYSE Ticker:		Web Site:
VOYA		investors.voya.com

Table of Contents

	Page		Page
Consolidated		Corporate
Explanatory Note on Non-GAAP Financial Information	3 - 5	Adjusted Operating Earnings	29
Key Metrics	6	Investment Information
Consolidated Statements of Operations	7	Portfolio Composition	31
Consolidated Adjusted Earnings Before Income Taxes	8	Portfolio Results	32
Adjusted Operating Earnings by Segment (QTD)	9	Alternative Investment Income	33
Consolidated Balance Sheets	10	Reconciliations
DAC/VOBA Segment Trends	11	Reconciliation of Consolidated Statements of Operations	35
Consolidated Capital Structure	12	Reconciliation of Adjusted Operating Revenues	36
Consolidated Assets Under Management/Assets Under Administration	13	Reconciliation of Adjusted Operating Earnings - excluding Unlocking
Retirement		Adjusted Return on Capital	37 - 38
Sources of Adjusted Operating Earnings and Key Metrics	15	Impacts of Prepayments and Alternative Income Above (Below) Long-
Assets Under Management Rollforward by Product Group	16	Term Expectations on Adjusted ROC (bps)	39
Investment Management		Reconciliation of Adjusted Operating Earnings Per Share; Book Value
Sources of Adjusted Operating Earnings	18	Per Share	40
Key Metrics	19	Reconciliation of Investment Management Operating Margin, Excluding
Account Value Rollforward by Source	20	Investment Capital	41
Account Value by Asset Type	21
Employee Benefits
Sources of Adjusted Operating Earnings	23
Key Metrics	24
Individual Life
Sources of Adjusted Operating Earnings	26
Key Metrics	27

Voya Financial	Page 3 of	41

Explanatory Note on Non-GAAP Financial Information

On December 20, 2017, we entered into an agreement to dispose of substantially all of our Closed Block Variable Annuity (“CBVA”) and annuities businesses (the "Transaction"). As a result, the assets and liabilities of the businesses to be sold have been classified as held for sale and the results of operations have been classified as discontinued operations for all periods presented in this Quarterly Investor Supplement. Pursuant to the Transaction, we evaluated our segments and determined that the retained CBVA and annuities policies that are not components of the disposed businesses described above ("Retained Business") have insignificant impacts to Adjusted operating earnings before taxes. As such, we have recorded the results of these retained businesses in Corporate.
Adjusted Operating Earnings Before Income Taxes
Adjusted operating earnings before income taxes is a measure used to evaluate segment performance. We believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure Income (loss) from continuing operations before income taxes.
Adjusted operating earnings before income taxes does not replace Income (loss) from continuing operations before income taxes as the comparable U.S. GAAP measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both Income (loss) from continuing operations before income taxes and Adjusted operating earnings before income taxes when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) from continuing operations before income taxes for the following items:

▪
Net investment gains (losses), net of related amortization of DAC, VOBA, sales inducements and unearned revenue, which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest;

•
Net guaranteed benefit hedging gains (losses), which are significantly influenced by economic and market conditions and are not indicative of normal operations, include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in nonperformance spread;

•
Income (loss) related to businesses exited through reinsurance or divestment that do not qualify as discontinued operations, which includes gains and (losses) associated with transactions to exit blocks of business (including net investment gains (losses) on securities sold and expenses directly related to these transactions) and residual run-off activity; these gains and (losses) are often related to infrequent events and do not reflect performance of operating segments. Excluding this activity better reveals trends in our core business, which would be obscured by including the effects of business exited, and more closely aligns Adjusted operating earnings before income taxes with how we manages our segments;

•
Income (loss) attributable to noncontrolling interest, which represents the interest of shareholders, other than those of Voya Financial, Inc., in the gains and (losses) of consolidated entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled;

•
Income (loss) related to early extinguishment of debt, which includes losses incurred as a result of transactions where we repurchase outstanding principal amounts of debt; these losses are excluded from Adjusted operating earnings before income taxes since the outcome of decisions to restructure debt are not indicative of normal operations;

•
Impairment of goodwill, value of management contract rights and value of customer relationships acquired, which includes losses as a result of impairment analysis; these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;

•
Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period. We immediately recognize actuarial gains and (losses) related to pension and other postretirement benefit obligations and gains and losses from plan adjustments and curtailments. These amounts do not reflect normal, cash-settled expenses and are not indicative of current Operating expense fundamentals; and

•
Other items not indicative of normal operations or performance of our segments or may be related to infrequent events including capital or organizational restructurings including certain costs related to debt and equity offerings as well as stock and/or cash based deal contingent awards; expenses associated with the rebranding of Voya Financial, Inc.; severance and other third-party expenses associated with restructuring. These items vary widely in timing, scope and frequency between periods as well as between companies to which we are compared. Accordingly, we adjust for these items as we believe that these items distort the ability to make a meaningful evaluation of the current and future performance of our segments. Additionally, with respect to restructuring, these costs represent changes in operations rather than investments in the future capabilities of our operating businesses.

Adjusted operating earnings before income taxes for Corporate includes Net investment gains (losses) and Net guaranteed benefit hedging gains (losses) associated with the Retained Business in prior periods. These retained amounts are insignificant and do not distort the ability to make a meaningful evaluation of the trends of Corporate activities.

Voya Financial	Page 4 of	41

Explanatory Note on Non-GAAP Financial Information

Income (loss) related to businesses exited through reinsurance or divestment (including net investment gains (losses) on securities sold and expenses directly related to these transactions) is excluded from the results of operations from Adjusted operating earnings before income taxes. When we present the adjustments to Income (loss) from continuing operations before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to businesses exited through reinsurance or divestment.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) from continuing operations before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) from continuing operations before income taxes, refer to the "Reconciliations" section in this document.
Adjusted Operating Earnings - excluding Unlocking
Adjusted operating earnings - excluding unlocking is also a non-GAAP financial measure. This measure excludes from Adjusted operating earnings before income taxes the following items:

•	DAC/VOBA and other intangibles unlocking; and

•
The net gains included in Adjusted operating earnings from a distribution of cash and securities in conjunction with a Lehman Brothers bankruptcy settlement ("Lehman Recovery"), and losses as a result of the decision to dispose of certain Low Income Housing Tax Credit partnerships ("LIHTC") as a mean of exiting this asset class.

Because DAC/VOBA and other intangibles unlocking can be volatile, excluding the effect of this item can improve period to period comparability. The net gain from the Lehman Brothers bankruptcy settlement and loss from the disposition of low-income housing tax credit partnerships affected run-rate results and we believe that this effect is not reflective of our ongoing performance.
Adjusted Operating Earnings per Share (Diluted); Shareholders' Equity/Book Value per Share, Excluding AOCI
In addition to Net income (loss) per share, we report Adjusted operating earnings per share (diluted) because we believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors.
In addition to book value per share including Accumulated other comprehensive income (AOCI), we also report book value per share excluding AOCI and shareholders' equity excluding AOCI. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per share excluding AOCI and shareholders' equity excluding AOCI provide a measure consistent with that view. The Adjusted debt to capital excludes AOCI and includes a 25% equity treatment afforded to subordinated debt.
For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the "Reconciliation of Adjusted Operating Earning Per Share; Book Value Per Share, Excluding AOCI" page of this document.
Adjusted Return on Capital
We report Adjusted return on capital ("ROC") because we believe this measure is a useful indicator of how effectively we use capital resources allocated to our segments apart from corporate and closed block activities, which include our Retirement, Investment Management, Individual Life and Employee Benefits segments. Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences. Statutory surplus in excess of target statutory capital and certain corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to Corporate.
Adjusted Operating Effective Tax Rate
The Adjusted operating effective tax rate for 2018 is based on the income tax expense for the current period related to Income (loss) from continuing operations, less estimated taxes on non-operating items assuming a 21% corporate tax rate. We assume a 21% tax rate on all components of Adjusted operating earnings described as “after-tax”. For purposes of calculating segment Adjusted ROC, we assume a 21% tax rate on segment Adjusted operating earnings, excluding unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment. For periods before 2018, we assumed a 32% tax rate on Adjusted operating earnings and all components of Adjusted operating earnings described as after-tax, which reflects the estimated benefit of the dividends received deduction related to our segments.
Stranded Costs
As a result of the Transaction, the revenues and expenses of the businesses held for sale have been classified as discontinued operations. Expenses classified within discontinued operations include only direct operating expenses incurred by the businesses being sold that 1) are identifiable as costs of the businesses being sold, and 2) we will not continue to recognize after the close of the Transaction. Consequently, indirect costs, such as those related to corporate and shared service functions that were previously allocated to the businesses held for sale, are excluded from discontinued operations. In addition, certain direct costs related to the businesses being sold, for which we will continue to perform transition services and be reimbursed in a transaction services agreement, are excluded from discontinued operations. Both types of costs ("Stranded Costs") are included in Adjusted operating earnings and Income (loss) from continuing operations for all periods presented. We do not believe these Stranded Costs are representative of the future run-rate of expenses for our continuing operations, therefore they are currently allocated to Corporate. We will undertake efforts to eliminate some or all of the Stranded Costs through a cost reduction strategy.

Voya Financial	Page 5 of	41

Explanatory Note on Non-GAAP Financial Information

Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:

•
Net realized investment gains (losses) and related charges and adjustments, which are significantly influenced by economic and market conditions, including interest rates and credit spreads and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These are net of related amortization of unearned revenue;

•
Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which is significantly influenced by economic and market conditions and not indicative of normal operations, includes changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in nonperformance spread;

•
Revenues related to businesses exited through reinsurance or divestment that do not qualify as discontinued operations, which includes revenues associated with transactions to exit blocks of business (including net investment gains (losses) on securities sold related to these transactions) and residual run-off activity; these gains and (losses) are often related to infrequent events and do not reflect performance of operating segments. Excluding this activity better reveals trends in our core business, which would be obscured by including the effects of business exited, and more closely aligns Operating revenues with how we manages our segments;

•
Revenues attributable to noncontrolling interest, which represents the interests of shareholders, other than those of Voya Financial, Inc., in consolidated entities. Revenues attributable to noncontrolling interest represents such shareholders' interests in the gains and losses of those entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled; and

•
Other adjustments to total revenues primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in operating revenues.

Adjusted operating revenues for Corporate includes Net investment gains (losses) and Gains (losses) on change in fair value of derivatives related to guaranteed benefits associated with the Retained Business in the prior periods. These retained amounts are insignificant and do not distort the ability to make a meaningful evaluation of the trends of Corporate activities.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section in this document.
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Adjusted operating earnings before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Adjusted operating earnings (loss) before income taxes. The sources of earnings are defined as such:

•
Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.

•	Fee based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration ("AUA"), and transaction based recordkeeping fees.

•
Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, and surrender results, contractual charges for universal life and annuity contracts, the change in the unearned revenue reserve for universal life contracts, and that portion of traditional life insurance premiums intended to cover expenses and profits. Certain contract charges for universal life insurance are not recognized in income immediately, but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC.

•	Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit.

•	Trail commissions are commissions paid that are not deferred and thus recorded directly to expense.

•	For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 6 of	41

Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	3/31/2018	3/31/2017
Income (loss) from continuing operations before income taxes	21	220	40	155	113	21	113
Income tax expense (benefit)	4	687	(40)	—	93	4	93
Income (loss) from discontinued operations, net of tax (1)	429	(2,616)	134	64	(162)	429	(162)
Net income (loss)	446	(3,083)	214	219	(142)	446	(142)
Net income (loss) attributable to noncontrolling interest	—	82	65	52	1	—	1
Net income (loss) available to Voya Financial, Inc.'s common shareholders	446	(3,165)	149	167	(143)	446	(143)
Adjusted operating earnings before income taxes - Consolidated (2)	163	233	43	107	145	163	145
Total Voya Financial, Inc. Shareholders' Equity	9,378	10,009	13,653	13,353	12,891	9,378	12,891
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI (2)	7,867	7,278	10,922	10,747	10,779	7,867	10,779
Net Deferred Tax Asset (DTA) (net of valuation allowance)	1,816	1,856	2,954	2,888	2,951	1,816	2,951
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI & DTA (3)	6,051	5,422	7,968	7,859	7,828	6,051	7,828
Debt to Capital:
Debt to Capital	26.9%	25.7%	20.2%	20.6%	21.2%	26.9%	21.2%
Adjusted Debt to Capital (2) (5)	28.1%	30.5%	22.7%	23.0%	23.0%	28.1%	23.0%
Per Share:
Adjusted operating effective tax rate (6)	16.2%	32.0%	32.0%	32.0%	32.0%	16.2%	32.0%
Net income (loss) available to shareholders per common share:
Basic	2.59	(17.64)	0.83	0.90	(0.75)	2.59	(0.75)
Diluted	2.50	(17.64)	0.81	0.89	(0.74)	2.50	(0.74)
Adjusted operating earnings per share (diluted) (2) (4)	0.77	0.87	0.16	0.39	0.51	0.77	0.51
Adjusted operating earnings per share (diluted) - ex unlocking (2) (4)	1.08	0.87	0.86	0.81	0.49	1.08	0.49
Book value per share (including AOCI)	54.65	58.19	75.98	74.30	67.88	54.65	67.88
Book value per share (excluding AOCI) (4)	45.84	42.31	60.78	59.80	56.76	45.84	56.76
Shares:
Weighted-average common shares outstanding
Basic	172	179	180	186	192	172	192
Diluted	178	179	182	188	195	178	195
Ending shares outstanding	172	172	180	180	190	172	190
Returned to Shareholders:
Repurchase of common shares, excluding commissions	100	401	—	375	247	100	247
Dividends to shareholders	2	2	2	2	2	2	2
Total cash returned to shareholders	102	403	2	377	249	102	249
(1) Income (loss) from discontinued operations, net of tax includes a $2.4 billion write down of assets of businesses held for sale to fair value less costs to sell in the period ended 12/31/2017, which was reduced by $0.4 billion in the period ended March 31, 2018.

(2) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 34 of this document.

(3) Deferred Tax Asset (DTA) related to Federal Net Operating Loss Carry Forwards (“Federal NOLs”), Life Subgroup Deferred Losses, Alternative Minimum Tax refundable in the short term under new tax legislation, and Non-Life Subgroup Deferred Losses related to tax-based goodwill, net of $447 million tax valuation allowance related to Federal NOLs for the period ended March 31, 2018.

(4) For an explanation of the diluted weighted-average common share measures used for Adjusted operating earnings per share (diluted) please refer to "Reconciliation of Adjusted Operating Earnings Per Share; Book Value Per Share, Excluding AOCI" on page 40 of this document.

(5) Includes a 25% equity treatment afforded to subordinated debt and excludes AOCI.
(6) Consolidated effective tax rate used in the calculation of Adjusted operating earning per share. The effect of assumed tax rate vs actual tax rate is listed on page 40 of this document.

Voya Financial	Page 7 of	41

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	3/31/2018	3/31/2017

Revenues
Net investment income	823	824	795	832	843	823	843
Fee income	676	668	683	639	637	676	637
Premiums	539	515	533	526	547	539	547
Net realized capital gains (losses)	(181)	(63)	(53)	(25)	(86)	(181)	(86)
Income (loss) related to consolidated investment entities	11	136	140	129	27	11	27
Other revenues	99	106	86	90	89	99	89
Total revenues	1,967	2,186	2,184	2,191	2,057	1,967	2,057

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(1,090)	(1,159)	(1,192)	(1,136)	(1,149)	(1,090)	(1,149)
Operating expenses	(700)	(682)	(674)	(630)	(668)	(700)	(668)
Net amortization of DAC/VOBA	(100)	(61)	(209)	(195)	(64)	(100)	(64)
Interest expense	(49)	(44)	(49)	(45)	(46)	(49)	(46)
Operating expenses related to consolidated investment entities	(7)	(20)	(20)	(30)	(17)	(7)	(17)
Total benefits and expenses	(1,946)	(1,966)	(2,144)	(2,036)	(1,944)	(1,946)	(1,944)
Income (loss) from continuing operations before income taxes	21	220	40	155	113	21	113
Less:
Net investment gains (losses) and related charges and adjustments	(61)	(54)	(12)	2	(20)	(61)	(20)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(14)	34	5	(1)	8	(14)	8
Income (loss) related to businesses exited through reinsurance or divestment	(45)	(39)	(2)	1	(5)	(45)	(5)
Income (loss) attributable to noncontrolling interests	—	82	65	52	1	—	1
Income (loss) on early extinguishment of debt	(3)	—	(3)	—	(1)	(3)	(1)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	(17)	1	—	—	—	—
Other adjustments (1)	(19)	(19)	(57)	(6)	(15)	(19)	(15)
Adjusted operating earnings before income taxes (2)	163	233	43	107	145	163	145

(1) Includes restructuring expenses (severance, lease write-offs, etc.) and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.
(2) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 34 of this document.

Voya Financial	Page 8 of	41

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	3/31/2018	3/31/2017
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net realized gains (losses)	741	753	736	758	728	741	728
Fee income	708	711	730	693	674	708	674
Premiums	537	514	532	524	546	537	546
Other revenue	37	45	29	36	37	37	37
Adjusted operating revenues (1)	2,023	2,023	2,027	2,011	1,985	2,023	1,985

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(1,115)	(1,077)	(1,158)	(1,078)	(1,122)	(1,115)	(1,122)
Operating expenses	(578)	(592)	(568)	(576)	(604)	(578)	(604)
Net amortization of DAC/VOBA	(118)	(75)	(212)	(203)	(67)	(118)	(67)
Interest expense	(49)	(46)	(46)	(47)	(47)	(49)	(47)
Adjusted operating benefits and expenses	(1,860)	(1,790)	(1,984)	(1,904)	(1,840)	(1,860)	(1,840)
Adjusted operating earnings before income taxes (1)	163	233	43	107	145	163	145

Adjusted Operating Revenues and Adjusted Operating Earnings by Segment
Adjusted operating revenues
Retirement	662	649	634	630	625	662	625
Investment Management	185	185	171	204	171	185	171
Employee Benefits	453	431	446	443	447	453	447
Individual Life	631	635	669	629	630	631	630
Corporate	92	123	107	105	112	92	112
Adjusted operating revenues (1)	2,023	2,023	2,027	2,011	1,985	2,023	1,985

Adjusted Operating Earnings
Retirement	109	168	107	33	148	109	148
Investment Management	61	60	54	85	49	61	49
Employee Benefits	32	31	58	27	11	32	11
Individual Life	17	64	(66)	62	32	17	32
Corporate	(56)	(90)	(110)	(100)	(95)	(56)	(95)
Adjusted operating earnings before income taxes (1)	163	233	43	107	145	163	145

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 34 of this document.

Voya Financial	Page 9 of	41

Adjusted Operating Earnings by Segment

	Three Months Ended March 31, 2018
(in millions USD)	Retirement	Investment Management	Employee Benefits	Individual Life	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net realized gains (losses)	423	11	27	218	61	741
Fee income	212	165	16	305	11	708
Premiums	2		411	105	20	537
Other revenue	25	9	(1)	3	—	37
Adjusted operating revenues (1)	662	185	453	631	92	2,023

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(237)	—	(326)	(495)	(56)	(1,115)
Operating expenses	(248)	(124)	(91)	(74)	(41)	(578)
Net amortization of DAC/VOBA	(68)	—	(4)	(45)	(2)	(118)
Interest expense	—	—	—	—	(49)	(49)
Adjusted operating benefits and expenses	(553)	(124)	(421)	(614)	(148)	(1,860)
Adjusted operating earnings before income taxes (1)	109	61	32	17	(56)	163

	Three Months Ended March 31, 2017
	Retirement	Investment Management	Employee Benefits	Individual Life	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net realized gains (losses)	427	9	27	211	54	728
Fee income	178	150	16	303	27	674
Premiums	(1)	—	405	111	31	546
Other revenue	21	12	(1)	5	—	37
Adjusted operating revenues (1)	625	171	447	630	112	1,985

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(232)	—	(343)	(475)	(72)	(1,122)
Operating expenses	(227)	(122)	(90)	(78)	(87)	(604)
Net amortization of DAC/VOBA	(18)	—	(3)	(45)	(1)	(67)
Interest expense	—	—	—	—	(47)	(47)
Adjusted operating benefits and expenses	(477)	(122)	(436)	(598)	(207)	(1,840)
Adjusted operating earnings before income taxes (1)	148	49	11	32	(95)	145

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 34 of this document.

Voya Financial	Page 10 of	41

Consolidated Balance Sheets

	Balances as of
(in millions USD)	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017

Assets
Total investments	64,608	66,087	65,918	64,976	63,987
Cash and cash equivalents	1,411	1,218	1,470	1,528	1,366
Assets held in separate accounts	77,949	77,605	77,613	72,747	70,444
Premium receivable and reinsurance recoverable	7,601	7,632	7,273	7,249	7,323
Short term investments under securities loan agreement and accrued investment income	2,170	2,293	2,603	1,408	1,273
Deferred policy acquisition costs, Value of business acquired	3,769	3,374	3,403	3,620	3,929
Deferred income taxes	1,022	781	1,293	1,375	1,632
Other assets (1)	1,388	1,314	1,477	1,581	1,598
Assets related to consolidated investment entities	2,826	3,176	3,618	3,679	4,144
Assets held for sale	57,080	59,052	62,325	62,026	61,681
Total Assets	219,824	222,532	226,993	220,189	217,377

Liabilities
Future policy benefits and contract owner account balances	65,732	65,805	65,100	64,778	64,639
Liabilities related to separate accounts	77,949	77,605	77,613	72,747	70,444
Payables under securities loan agreements, including collateral held	1,719	1,866	2,139	1,000	831
Short-term debt	—	337	337	736	736
Long-term debt	3,458	3,123	3,122	2,726	2,726
Other liabilities (2)	2,752	2,775	2,816	2,681	2,721
Liabilities related to consolidated investment entities	1,347	1,705	2,168	2,155	2,544
Liabilities held for sale	56,458	58,277	59,087	59,073	58,858
Total Liabilities	209,415	211,493	212,382	205,896	203,499

Shareholders' Equity
Common stock	3	3	3	3	3
Treasury stock	(3,936)	(3,827)	(3,426)	(3,426)	(3,050)
Additional paid-in capital	23,961	23,821	23,900	23,873	23,697
Retained earnings (deficit)	(12,161)	(12,719)	(9,555)	(9,703)	(9,871)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	7,867	7,278	10,922	10,747	10,779
Accumulated other comprehensive income	1,511	2,731	2,731	2,606	2,112
Total Voya Financial, Inc. Shareholders' Equity	9,378	10,009	13,653	13,353	12,891
Noncontrolling interest	1,031	1,030	958	940	987
Total Shareholders' Equity	10,409	11,039	14,611	14,293	13,878
Total Liabilities and Shareholders' Equity	219,824	222,532	226,993	220,189	217,377

(1) Includes Other assets, Sales inducements to contract holders, Current income taxes, Goodwill and other intangible assets.
(2) Includes Other liabilities, Derivatives, Pension and other postretirement provisions, Funds held under reinsurance agreements, and Current income taxes.

Voya Financial	Page 11 of	41

DAC/VOBA Segment Trends

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	3/31/2018	3/31/2017
Retirement
Balance as of Beginning-of-Period	882	858	921	1,141	1,165	882	1,165
Deferrals of commissions and expenses	19	23	21	23	26	19	26
Amortization	(13)	(27)	(34)	(33)	(25)	(13)	(25)
Unlocking (1)	(59)	9	(39)	(102)	13	(59)	13
Change in unrealized capital gains/losses	228	19	(11)	(108)	(38)	228	(38)
Balance as of End-of-Period	1,057	882	858	921	1,141	1,057	1,141
Deferred Sales Inducements as of End-of-Period	33	32	33	34	35	33	35
Individual Life
Balance as of Beginning-of-Period	2,366	2,424	2,575	2,658	2,702	2,366	2,702
Deferrals of commissions and expenses	26	31	26	31	35	26	35
Amortization	(1)	(39)	(44)	(50)	(43)	(1)	(43)
Unlocking	(21)	—	(83)	(4)	(4)	(21)	(4)
Change in unrealized capital gains/losses	196	(50)	(50)	(60)	(32)	196	(32)
Balance as of End-of-Period	2,566	2,366	2,424	2,575	2,658	2,566	2,658
Other (2)
Balance as of Beginning-of-Period	126	121	124	130	130	126	130
Deferrals of commissions and expenses	6	7	6	8	6	6	6
Amortization	(6)	(8)	(5)	(5)	(7)	(6)	(7)
Unlocking and loss recognition	—	1	(4)	(1)	2	—	2
Change in unrealized capital gains/losses	20	5	—	(8)	(1)	20	(1)
Balance as of End-of-Period	146	126	121	124	130	146	130
Deferred Sales Inducements as of End-of-Period	1	1	1	1	2	1	2
Total
Balance as of Beginning-of-Period	3,374	3,403	3,620	3,929	3,997	3,374	3,997
Deferrals of commissions and expenses	51	61	53	62	67	51	67
Amortization	(20)	(74)	(83)	(88)	(75)	(20)	(75)
Unlocking	(80)	10	(126)	(107)	11	(80)	11
Change in unrealized capital gains/losses	444	(26)	(61)	(176)	(71)	444	(71)
Balance as of End-of-Period	3,769	3,374	3,403	3,620	3,929	3,769	3,929
Deferred Sales Inducements as of End-of-Period	34	33	34	35	37	34	37

(1) Beginning in the second quarter of 2017, we solicited customer consents to execute a change to reduce the guaranteed minimum interest rate ("GMIR") applicable to future deposits and transfers into fixed investment option for certain retirement plan contracts with above-market GMIRs. This change, which reduces our exposure to low interest rates on new deposits, transfers and in certain plans existing fixed account assets, resulted in unfavorable unlocking for the Retirement segment of $43 million, $92 million and $128 million, for the three months ended 3/31/2018, 9/30/2017 and 6/30/2017,respectively.

(2) Includes Employee Benefits, Investment Management and closed blocks, including remaining annuities businesses.

Voya Financial	Page 12 of	41

Consolidated Capital Structure

	Balances as of
(in millions USD)	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017

Financial Debt
Senior bonds	2,357	2,703	2,702	2,705	2,705
Subordinated bonds	1,096	752	752	752	752
Other debt	5	5	5	5	5
Total Debt	3,458	3,460	3,459	3,462	3,462

Equity
Total common equity (Excluding AOCI) (1)	7,867	7,278	10,922	10,747	10,779
Accumulated other comprehensive income (AOCI)	1,511	2,731	2,731	2,606	2,112
Total Voya Financial, Inc. Shareholders' Equity	9,378	10,009	13,653	13,353	12,891

Total Equity (Excluding AOCI) (1)	7,867	7,278	10,922	10,747	10,779

Capital
Total Capitalization	12,836	13,469	17,112	16,815	16,353
Total Capitalization (Excluding AOCI) (1)	11,325	10,738	14,381	14,209	14,241

Debt to Capital
Debt to Capital	26.9%	25.7%	20.2%	20.6%	21.2%
Adjusted Debt to Capital (1) (2)	28.1%	30.5%	22.7%	23.0%	23.0%

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 34 of this document.

(2) Includes a 25% equity treatment afforded to subordinated debt and excludes AOCI.

Voya Financial	Page 13 of	41

Consolidated Assets Under Management/Assets Under Administration

As of March 31, 2018
(in millions USD)	General Account	Separate Account (4)	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration	Total AUM + AUA

Retirement (1)	32,480	70,361	40,875	143,716	226,101	369,817
Investment Management	81,893	44,733	95,825	222,451	49,008	271,459
Employee Benefits	1,779	15	—	1,794	—	1,794
Individual Life (2)	12,833	2,755	—	15,588	—	15,588
Eliminations/Other	(47,092)	(12,220)	(10,705)	(70,017)	(47,205)	(117,222)
Total AUM and AUA (3)	81,893	105,644	125,995	313,532	227,904	541,436

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Includes assets backing interest and non-interest sensitive products.
(3) Includes AUM balances related to annuities and variable annuities businesses held for sale, for which a substantial portion of the assets will continue to be managed by the Investment Management segment.

(4) Includes separate account balances related to annuities and variable annuities businesses held for sale, which are reported as Assets held for sale on the balance sheet.

Retirement

Voya Financial	Page 15 of	41

Retirement Sources of Adjusted Operating Earnings and Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	3/31/2018	3/31/2017

Sources of operating earnings before income taxes:
Investment spread and other investment income	187	192	185	181	192	187	192
Fee based margin	241	221	212	208	202	241	202
Net underwriting gain (loss) and other revenue	(3)	(9)	(8)	(4)	(3)	(3)	(3)
Administrative expenses	(194)	(167)	(159)	(163)	(184)	(194)	(184)
Trail commissions	(53)	(42)	(41)	(41)	(40)	(53)	(40)
DAC/VOBA and other intangibles amortization, excluding unlocking	(28)	(35)	(38)	(35)	(32)	(28)	(32)
DAC/VOBA and other intangibles unlocking (1)	(41)	7	(44)	(114)	13	(41)	13
Adjusted operating earnings before income taxes	109	168	107	33	148	109	148
Adjusted Return on Capital (2)	11.1%	10.3%	9.9%	9.6%	9.3%	11.1%	9.3%
Gross investment income
Fixed income	381	386	390	386	385	381	385
Limited partnership income	1	2	2	3	1	1	1
Prepayment fee income	4	11	6	5	6	4	6
Total gross investment income	386	399	398	394	392	386	392
Investment expenses	(17)	(17)	(19)	(17)	(19)	(17)	(19)
Credited interest	(228)	(236)	(237)	(233)	(230)	(228)	(230)
Net margin	141	146	142	144	143	141	143
Other investment income (3)	46	46	42	38	49	46	49
Investment spread and other investment income	187	192	185	181	192	187	192
Fee based margin
Fee based margin - excluding Recordkeeping	196	177	171	168	163	196	163
Fee based margin - Recordkeeping	45	44	41	40	39	45	39
Fee based margin	241	221	212	208	202	241	202
Assets Under Management by Fund Group
General account	32,480	32,571	32,761	32,625	32,496	32,480	32,496
Guaranteed separate account	7,541	7,695	7,771	7,104	7,186	7,541	7,186
Non-guaranteed separate account	62,820	63,538	60,705	58,386	56,381	62,820	56,381
Mutual funds / Institutional funds	40,875	34,387	33,348	31,619	30,380	40,875	30,380
Total AUM	143,716	138,191	134,585	129,735	126,443	143,716	126,443
AUA	226,101	244,517	227,284	213,499	209,308	226,101	209,308
Total AUM and AUA	369,817	382,708	361,868	343,234	335,751	369,817	335,751

(1) Beginning in the second quarter of 2017, we solicited customer consents to execute a change to reduce the guaranteed minimum interest rate ("GMIR") applicable to future deposits and transfers into fixed investment option for certain retirement plan contracts with above-market GMIRs. This change, which reduces our exposure to low interest rates on new deposits, transfers and in certain plans existing fixed account assets, resulted in unfavorable unlocking for the Retirement segment of $43 million, $92 million and $128 million, for the three months ended 3/31/2018, 9/30/2017 and 6/30/2017,respectively.

(2) Adjusted Return on Capital calculated using trailing twelve months.
(3) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.

Voya Financial	Page 16 of	41

Retirement AUM Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	3/31/2018	3/31/2017
Full service - Corporate markets
Assets under management, beginning of period	60,495	58,010	55,536	53,163	49,921	60,495	49,921
Transfer/Single deposits	1,066	1,597	1,212	1,430	1,499	1,066	1,499
Recurring deposits	1,670	1,219	1,307	1,296	1,502	1,670	1,502
Total Deposits	2,736	2,816	2,519	2,726	3,001	2,736	3,001
Surrenders, benefits, and product charges	(2,465)	(2,656)	(1,952)	(1,881)	(2,061)	(2,465)	(2,061)
Net Flows	271	161	567	845	940	271	940
Interest credited and investment performance	(116)	2,324	1,907	1,529	2,302	(116)	2,302
Assets under management, end of period	60,650	60,495	58,010	55,536	53,163	60,650	53,163

Full service - Tax-exempt markets
Assets under management, beginning of period	62,070	60,590	58,549	57,185	55,497	62,070	55,497
Transfer/Single deposits	280	272	789	294	613	280	613
Recurring deposits	857	775	724	786	868	857	868
Total Deposits	1,137	1,047	1,513	1,080	1,481	1,137	1,481
Surrenders, benefits, and product charges	(1,361)	(1,234)	(1,155)	(1,011)	(1,729)	(1,361)	(1,729)
Net Flows	(224)	(187)	358	69	(248)	(224)	(248)
Interest credited and investment performance	108	1,667	1,684	1,295	1,935	108	1,935
Assets under management, end of period	61,954	62,070	60,590	58,549	57,185	61,954	57,185

Stable value (1) and Pension risk transfer
Assets under management, beginning of period	11,982	12,403	12,088	12,536	12,506	11,982	12,506
Transfer/Single deposits	101	137	415	25	158	101	158
Recurring deposits	104	67	95	87	133	104	133
Total Deposits	205	205	510	112	291	205	291
Surrenders, benefits, and product charges	(546)	(620)	(283)	(670)	(337)	(546)	(337)
Net Flows	(341)	(415)	227	(558)	(46)	(341)	(46)
Interest credited and investment performance	(97)	(6)	89	111	76	(97)	76
Assets under management, end of period	11,544	11,982	12,403	12,088	12,536	11,544	12,536

Retail wealth management
Assets under management, beginning of period	3,644	3,581	3,562	3,559	3,485	3,644	3,485
Transfer between Business Segments (2)	6,016	—	—	—	—	6,016	—
Transfer/Single deposits	440	180	150	161	221	440	221
Recurring deposits	1	1	1	1	1	1	1
Total Deposits	441	181	151	162	222	441	222
Surrenders, benefits, and product charges	(509)	(214)	(211)	(237)	(259)	(509)	(259)
Net Flows	(68)	(33)	(60)	(75)	(37)	(68)	(37)
Interest credited and investment performance	(24)	97	80	77	111	(24)	111
Assets under management, end of period	9,568	3,644	3,581	3,562	3,559	9,568	3,559

Total AUM (3)
Assets under management, beginning of period	138,191	134,585	129,735	126,443	121,408	138,191	121,408
Transfer between Business Segments (2)	6,016	—	—	—	—	6,016	—
Transfer/Single deposits	1,887	2,186	2,565	1,909	2,491	1,887	2,491
Recurring deposits	2,632	2,062	2,126	2,171	2,505	2,632	2,505
Total Deposits	4,519	4,248	4,691	4,080	4,996	4,519	4,996
Surrenders, benefits, and product charges	(4,881)	(4,724)	(3,600)	(3,800)	(4,385)	(4,881)	(4,385)
Net Flows	(362)	(476)	1,091	280	611	(362)	611
Interest credited and investment performance	(129)	4,082	3,759	3,012	4,424	(129)	4,424
Assets under management, end of period	143,716	138,191	134,585	129,735	126,443	143,716	126,443

(1) Where Voya is the Investment Manager.
(2) During the first quarter of 2018, results from certain investment-only products were moved from Corporate to the Retirement segment.
(3) Excludes Recordkeeping and Stable Value where Voya is not the Investment Manager.

Investment Management

Voya Financial	Page 18 of	41

Investment Management Sources of Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	3/31/2018	3/31/2017

Sources of operating earnings before income taxes:
Investment capital and other investment income (1)	11	8	5	35	9	11	9
Fee based margin	174	177	166	169	162	174	162
Administrative expenses	(124)	(125)	(117)	(119)	(122)	(124)	(122)
Adjusted operating earnings before income taxes	61	60	54	85	49	61	49

Fee based margin
Investment advisory and administrative revenue	165	164	160	158	150	165	150
Other fee based margin	9	13	6	11	12	9	12
Fee based margin	174	177	166	169	162	174	162

(1) Includes performance fees related to sponsored private equity funds (“carried interest”) that are subject to later reversal based on subsequent fund performance, to the extent that cumulative rates of investment return fall below specified investment hurdle rates. Should the market value of a portfolio increase in future periods, reversals of carried interest could be fully or partially recovered.  No amounts for carried interest were reversed or recovered for the three months ended 3/31/2018 and 3/31/2017. For the three months ended 12/31/2017, 9/30/2017 and 6/30/2017, our carried interest net results included a gain (loss) of $9 million, $(2) million, and $28 million, respectively, including the recovery of $25 million of carried interest reversed in prior periods.

Voya Financial	Page 19 of	41

Investment Management Key Metrics

	Balances as of					Balances as of
(in millions USD)	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	3/31/2018	3/31/2017

Client Assets by Source:
External clients
Investment Management sourced	85,411	85,804	83,070	80,158	76,195	85,411	76,195
Affiliate sourced	55,147	56,476	56,546	54,937	54,636	55,147	54,636
Subtotal external clients	140,558	142,280	139,616	135,095	130,831	140,558	130,831
General Account (1)	81,893	82,006	82,489	81,905	82,069	81,893	82,069
Total Client Assets (AUM)	222,451	224,286	222,105	217,000	212,900	222,451	212,900
Administration Only Assets (AUA)	49,008	50,018	50,460	50,920	50,519	49,008	50,519
Total AUM and AUA	271,459	274,304	272,565	267,920	263,419	271,459	263,419

	Three Months Ended					Year-to-Date
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	3/31/2018	3/31/2017
Analysis of investment advisory and administrative revenues, net, by source: (2)
External clients
Investment Management sourced	92	92	86	87	79	92	79
Affiliate sourced	28	28	29	27	29	28	29
Subtotal external clients	120	120	115	114	108	120	108
General Account	40	40	40	39	39	40	39
Total investment advisory and administrative revenues, net, from AUM	160	160	155	153	147	160	147
Administration Only Fees	5	4	5	5	3	5	3
Total investment advisory and administrative revenues, net, by source (2)	165	164	160	158	150	165	150

Revenue Yield (bps): (2) (3)
External clients
Investment Management sourced	43.0	43.3	42.0	44.6	41.9	43.0	41.9
Affiliate sourced	19.5	19.5	21.0	19.9	21.2	19.5	21.2
Revenue Yield on Institutional/retail	33.7	33.8	33.5	34.4	33.2	33.7	33.2
General Account	19.5	19.5	19.3	19.0	18.9	19.5	18.9
Revenue Yield on Client Assets (AUM)	28.5	28.5	28.2	28.5	27.7	28.5	27.7
Revenue Yield on Administration Only Assets (AUA)	4.1	4.0	4.5	3.3	2.5	4.1	2.5
Total Revenue Yield on AUM and AUA (bps) (2) (3)	24.0	24.0	23.8	23.7	22.9	24.0	22.9

(1) General Account assets reported on a Statutory Book Value billing basis consistent with revenues earned.
(2) Measures used by management to evaluate ongoing business performance, allowing for more appropriate comparisons with industry peers.
(3) Revenue Yields calculated using average client assets for the period.

Voya Financial	Page 20 of	41

Investment Management Account Rollforward by Source

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	3/31/2018	3/31/2017

Investment Management Sourced AUM:
Beginning of period AUM	85,804	83,070	80,158	76,195	73,992	85,804	73,992
Inflows
Inflows from sub-advisor replacements	—	—	—	—	—	—	—
Inflows-other	3,704	4,219	5,290	5,500	3,832	3,704	3,832
Outflows	(3,648)	(3,383)	(4,062)	(3,115)	(3,264)	(3,648)	(3,264)
Net Flows	56	836	1,228	2,385	568	56	568
Net Money Market Flows	(62)	59	(24)	20	(45)	(62)	(45)
Change in Market Value	(93)	1,975	1,445	1,488	1,805	(93)	1,805
Other (Including Acquisitions / Divestitures)	(294)	(136)	263	70	(125)	(294)	(125)
End of period AUM	85,411	85,804	83,070	80,158	76,195	85,411	76,195

Organic Growth (Net Flows / Beginning of period AUM)	0.07%	1.01%	1.53%	3.13%	0.77%	0.07%	0.77%
Market Growth %	-0.11%	2.38%	1.80%	1.95%	2.44%	-0.11%	2.44%

Affiliate Sourced AUM:
Beginning of period AUM	56,476	56,546	54,937	54,636	54,254	56,476	54,254
Inflows
Inflows from sub-advisor replacements	—	—	857	—	—	—	—
Inflows-other	1,013	904	1,452	873	1,130	1,013	1,130
Outflows	(2,234)	(2,877)	(2,025)	(2,088)	(2,852)	(2,234)	(2,852)
Net Flows	(1,221)	(1,973)	284	(1,215)	(1,722)	(1,221)	(1,722)
Net Money Market Flows	(22)	(82)	(10)	(83)	(86)	(22)	(86)
Change in Market Value	(319)	1,941	1,466	1,275	2,167	(319)	2,167
Other (Including Acquisitions / Divestitures)	233	44	(131)	324	23	233	23
End of period AUM	55,147	56,476	56,546	54,937	54,636	55,147	54,636

Organic Growth (Net Flows / Beginning of period AUM)	-2.16%	-3.49%	0.52%	-2.22%	-3.17%	-2.16%	-3.17%
Market Growth %	-0.56%	3.43%	2.67%	2.33%	3.99%	-0.56%	3.99%

Other affiliate sourced net flows	(507)	(530)	1,232	(515)	(307)	(507)	(307)
Variable annuity net flows	(714)	(1,443)	(948)	(700)	(1,415)	(714)	(1,415)
Total Affiliate Sourced Net Flows	(1,221)	(1,973)	284	(1,215)	(1,722)	(1,221)	(1,722)
Total Investment Management Sourced Net Flows	56	836	1,228	2,385	568	56	568
Total Net Flows	(1,165)	(1,137)	1,512	1,170	(1,154)	(1,165)	(1,154)

Net Flows excluding sub-advisor replacements and variable annuity net flows	(451)	305	1,603	1,870	262	(451)	262

Voya Financial	Page 21 of	41

Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017

Institutional
Equity	23,037	22,905	21,868	21,554	20,485
Fixed Income	49,507	49,563	48,884	46,483	44,162
Real Estate	—	—	—	—	—
Money Market	—	—	—	—	—
Total	72,544	72,468	70,752	68,037	64,647

Retail
Equity	43,003	44,380	43,228	41,627	40,829
Fixed Income	21,257	21,077	20,524	20,310	19,853
Real Estate	2,353	2,873	3,611	3,588	3,905
Money Market	1,401	1,482	1,502	1,533	1,597
Total	68,014	69,812	68,865	67,058	66,184

General Account
Equity	240	217	218	245	246
Fixed Income	80,011	80,253	80,813	79,806	79,757
Real Estate	—	—	—	—	—
Money Market	1,642	1,536	1,458	1,854	2,066
Total	81,893	82,006	82,489	81,905	82,069

Combined Asset Type
Equity	66,280	67,502	65,313	63,426	61,561
Fixed Income	150,775	150,893	150,221	146,599	143,771
Real Estate	2,353	2,873	3,611	3,588	3,905
Money Market	3,043	3,018	2,960	3,387	3,663
Total	222,451	224,286	222,105	217,000	212,900

Employee Benefits

Voya Financial	Page 23 of	41

Employee Benefits Sources of Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	3/31/2018	3/31/2017
Sources of operating earnings before income taxes:
Investment spread and other investment income	13	13	14	13	12	13	12
Net underwriting gain (loss) and other revenue	113	102	128	101	92	113	92
Administrative expenses	(55)	(51)	(49)	(51)	(55)	(55)	(55)
Trail commissions	(35)	(31)	(32)	(32)	(35)	(35)	(35)
DAC/VOBA and other intangibles amortization, excluding unlocking	(3)	(3)	(2)	(3)	(2)	(3)	(2)
DAC/VOBA and other intangibles unlocking	(1)	—	(1)	(1)	(1)	(1)	(1)
Adjusted operating earnings before income taxes	32	31	58	27	11	32	11

Adjusted Return on Capital (1)	28.3%	24.4%	24.3%	20.8%	21.6%	28.3%	21.6%
Gross Investment Income
Fixed income	23	23	24	24	23	23	23
Limited partnership income	—	—	—	—	—	—	—
Prepayment fee income	—	1	1	1	—	—	—
Total gross investment income	23	24	25	24	23	23	23
Investment expenses	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Credited interest	(14)	(14)	(14)	(14)	(15)	(14)	(15)
Net margin	8	9	10	9	7	8	7
Other investment income	5	4	4	4	5	5	5
Investment spread and other investment income	13	13	14	13	12	13	12
Group life
Premiums	123	117	118	116	115	123	115
Benefits	(98)	(89)	(88)	(82)	(96)	(98)	(96)
Other (2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)
Total	23	26	28	32	17	23	17
Loss Ratio (Interest adjusted)	79.3%	76.1%	74.4%	70.5%	83.2%	79.3%	83.2%
Group stop loss
Premiums	226	233	241	238	241	226	241
Benefits	(181)	(195)	(194)	(204)	(195)	(181)	(195)
Other (2)	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Total	44	37	46	33	45	44	45
Loss Ratio	80.2%	83.9%	80.6%	85.6%	81.0%	80.2%	81.0%
Voluntary Benefits, Disability, and Other	46	39	54	36	30	46	30

Net underwriting gain (loss) and other revenue	113	102	128	101	92	113	92

(1) Adjusted Return on Capital calculated using trailing twelve months.
(2) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

Voya Financial	Page 24 of	41

Employee Benefits Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	3/31/2018	3/31/2017

Sales by Product Line:
Group life (Basic / Sup / AD&D)	45	5	7	12	30	45	30
Group stop loss	179	7	19	12	248	179	248
Disability	15	2	3	2	16	15	16
Association (Life, DI, PAI)	—	4	1	—	1	—	1
Other (PAI)	—	—	4	—	—	—	—
Total group products	239	18	34	26	295	239	295
Voluntary products	65	9	5	10	46	65	46
Total sales by product line	304	27	39	36	341	304	341

Total gross premiums and deposits	462	440	456	452	458	462	458

Total annualized in-force premiums	1,891	1,849	1,873	1,874	1,888	1,891	1,888

Assets Under Management by Fund Group
General account	1,779	1,813	1,860	1,849	1,787	1,779	1,787
Separate account	15	16	15	15	15	15	15
Total AUM	1,794	1,829	1,875	1,864	1,802	1,794	1,802

Individual Life

Voya Financial	Page 26 of	41

Individual Life Sources of Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	3/31/2018	3/31/2017

Sources of operating earnings before income taxes:
Investment spread and other investment income	66	66	66	60	59	66	59
Fee based margin	3	4	3	3	4	3	4
Net underwriting gain (loss) and other revenue	69	98	96	98	82	69	82
Administrative expenses	(58)	(50)	(47)	(50)	(58)	(58)	(58)
Trail commissions	(7)	(5)	(5)	(5)	(7)	(7)	(7)
DAC/VOBA and other intangibles amortization, excluding unlocking	(27)	(41)	(37)	(43)	(40)	(27)	(40)
DAC/VOBA and other intangibles unlocking	(29)	(8)	(143)	(1)	(8)	(29)	(8)
Adjusted operating earnings before income taxes	17	64	(66)	62	32	17	32

Adjusted Return on Capital (1)	10.8%	11.2%	9.5%	7.5%	6.6%	10.8%	6.6%
Gross Investment Income
Fixed income	203	203	206	202	199	203	199
Limited partnership income	4	6	5	5	2	4	2
Prepayment fee income	2	2	2	1	3	2	3
Total gross investment income	209	211	212	207	203	209	203
Investment expenses	(8)	(7)	(6)	(7)	(7)	(8)	(7)
Credited interest	(149)	(150)	(150)	(150)	(150)	(149)	(150)
Net margin	52	54	56	51	47	52	47
Other investment income (2)	14	12	10	9	12	14	12
Investment spread and other investment income	66	66	66	60	59	66	59

Net underwriting gain (loss) and other revenue
Fee revenue / Premiums	417	430	429	427	430	417	430
Net mortality, including Reinsurance	(371)	(317)	(310)	(296)	(331)	(371)	(331)
Reserve change / Other	23	(15)	(22)	(33)	(17)	23	(17)
Total net underwriting gain (loss) and other revenue	69	98	96	98	82	69	82

(1) Adjusted Return on Capital calculated using trailing twelve months.
(2) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.

Voya Financial	Page 27 of	41

Individual Life Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	3/31/2018	3/31/2017
Sales by Product Line:
Indexed	16	19	16	17	21	16	21
Accumulation	1	1	1	1	1	1	1
Total Universal life	17	20	17	18	22	17	22
Variable life	—	1	1	1	1	—	1
Term	—	—	—	—	2	—	2
Total sales by product line	17	21	18	18	25	17	25

Gross Premiums and Deposits by Product (1)
Interest sensitive	318	331	305	319	311	318	311
Non - interest sensitive	131	134	136	134	137	131	137
Total gross premiums and deposits	449	465	441	453	447	449	447

Applications
New business policy count (Paid)	1,060	1,108	1,144	1,235	3,045	1,060	3,045

End of Period:
In-Force Face Amount by Product (1)
Universal life	81,150	81,055	80,657	80,383	80,108	81,150	80,108
Variable life	21,330	21,695	22,110	22,381	22,681	21,330	22,681
Term	218,586	223,596	228,384	233,358	238,409	218,586	238,409
Whole life	1,743	1,774	1,782	1,797	1,806	1,743	1,806
Total in-force face amount	322,809	328,120	332,933	337,919	343,004	322,809	343,004

In-Force Policy Count (in whole numbers) (1)
Universal life	244,740	247,610	251,379	253,596	256,269	244,740	256,269
Variable life	51,112	51,922	52,656	53,383	54,182	51,112	54,182
Term	411,474	420,731	429,667	439,629	448,250	411,474	448,250
Whole life	109,841	111,673	112,088	113,272	115,886	109,841	115,886
Total in-force policy count	817,167	831,936	845,790	859,880	874,587	817,167	874,587

Assets Under Management by Fund Group (1)
General account	12,833	12,824	12,770	12,761	12,715	12,833	12,715
Separate account	2,755	2,809	2,724	2,657	2,626	2,755	2,626
Total AUM	15,588	15,633	15,494	15,418	15,341	15,588	15,341

(1) Excludes amounts transferred to third parties through reinsurance transactions.

Corporate

Voya Financial	Page 29 of	41

Corporate Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	3/31/2018	3/31/2017

Interest expense (including interest rate swap settlements)	(49)	(47)	(47)	(49)	(47)	(49)	(47)
Amortization of intangibles	(9)	(9)	(9)	(10)	(8)	(9)	(8)
Strategic investment program (1)	—	(16)	(21)	(23)	(20)	—	(20)
Other	2	(18)	(33)	(19)	(20)	2	(20)
Adjusted operating earnings before income taxes	(56)	(90)	(110)	(100)	(95)	(56)	(95)

(1) In 2015, we announced that we would incur an incremental $350.0 million of expenses through 2018 for IT simplification, digital and analytics and cross-enterprise initiatives (“Strategic Investment Program”). In 2018, the remaining costs related to this program are insignificant and reflected in our segments.

Investment Information

Voya Financial	Page 31 of	41

Portfolio Composition

	Balances as of
(in millions USD)	3/31/2018		12/31/2017		9/30/2017		6/30/2017		3/31/2017
Composition of Investment Portfolio	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Fixed maturities, available for sale, at fair value, after consolidation	47,274	73.2%	48,329	73.1%	48,191	73.1%	48,286	74.3%	47,447	74.2%
Fixed maturities, at fair value using the fair value option	2,903	4.5%	3,018	4.6%	3,080	4.7%	3,120	4.8%	3,039	4.7%
Equity securities, available for sale, at fair value	382	0.6%	380	0.6%	397	0.6%	281	0.4%	275	0.4%
Short-term investments	193	0.3%	471	0.7%	343	0.5%	384	0.6%	446	0.7%
Mortgage loans on real estate	8,837	13.6%	8,686	13.0%	8,629	13.1%	8,650	13.3%	8,547	13.4%
Policy loans	1,863	2.9%	1,888	2.9%	1,899	2.9%	1,889	2.9%	1,917	3.0%
Limited partnerships/corporations, before consolidation	1,267	N/M	1,293	N/M	1,177	N/M	1,131	N/M	1,077	N/M
CLO/VOEs Adjustments (1)	(447)	N/M	(509)	N/M	(491)	N/M	(457)	N/M	(487)	N/M
Limited partnerships/corporations, after consolidation	820	1.3%	784	1.2%	686	1.0%	674	1.0%	590	0.9%
Derivatives	390	0.6%	397	0.6%	358	0.5%	385	0.6%	382	0.6%
Other investments	77	0.1%	47	0.1%	48	0.1%	40	0.2%	43	0.1%
Securities pledged to creditors	1,869	2.9%	2,087	3.2%	2,287	3.5%	1,267	1.9%	1,301	2.0%
Total investments, after consolidation	64,608	100.0%	66,087	100.0%	65,918	100.0%	64,976	100.0%	63,987	100.0%
Fixed Maturity Securities - Security Sector (2)
U.S. Government agencies and authorities	2,522	4.8%	2,797	5.2%	2,812	5.3%	2,897	5.5%	2,884	5.6%
U.S. Corporate - Public	22,083	42.5%	23,258	43.4%	23,458	43.9%	23,458	44.5%	23,278	44.9%
U.S. Corporate - Private	5,665	10.9%	5,833	10.9%	5,737	10.7%	5,567	10.6%	5,281	10.2%
Foreign Government / Agency	785	1.5%	775	1.5%	769	1.4%	772	1.5%	718	1.4%
Foreign Corporate - Public	4,851	9.3%	4,941	9.2%	4,880	9.1%	4,805	9.1%	4,731	9.1%
Foreign Corporate - Private	5,204	10.0%	5,161	9.7%	5,421	10.1%	5,066	9.6%	5,117	9.9%
State, municipalities and political subdivisions	1,815	3.5%	1,913	3.6%	1,896	3.5%	1,837	3.5%	1,761	3.4%
CMO-B Agency	2,102	4.1%	2,156	4.1%	2,263	4.2%	2,339	4.4%	2,325	4.5%
CMO-B Non-Agency	914	1.8%	813	1.5%	801	1.5%	721	1.4%	574	1.1%
Agency	1,004	1.9%	989	1.9%	1,127	2.1%	1,195	2.3%	1,442	2.8%
Non-Agency (3)	801	1.5%	749	1.4%	732	1.4%	657	1.2%	619	1.2%
Total Residential mortgage-backed securities	4,821	9.3%	4,707	8.9%	4,923	9.2%	4,912	9.3%	4,960	9.6%
Commercial mortgage-backed securities	2,871	5.5%	2,704	5.1%	2,514	4.7%	2,310	4.4%	2,173	4.2%
Other asset-backed securities (3)	1,429	2.7%	1,345	2.5%	1,148	2.1%	1,049	2.0%	884	1.7%
Total fixed maturities, including securities pledged (5)	52,046	100.0%	53,434	100.0%	53,558	100.0%	52,673	100.0%	51,787	100.0%
Fixed Maturity Securities - Contractual Maturity Dates, Due to mature:
Due in one year or less	1,061	2.0%	1,001	1.9%	1,410	2.6%	1,372	2.6%	1,395	2.7%
Due after one year through five years	8,245	15.8%	8,703	16.3%	9,002	16.8%	9,132	17.3%	9,246	17.8%
Due after five years through ten years	10,279	19.8%	10,762	20.1%	10,582	19.8%	10,392	19.7%	10,151	19.6%
Due after ten years	23,340	44.9%	24,212	45.3%	23,979	44.8%	23,506	44.7%	22,978	44.4%
CMO-B	3,016	5.9%	2,969	5.6%	3,064	5.7%	3,060	5.8%	2,899	5.6%
Mortgage-backed securities	4,676	8.9%	4,442	8.3%	4,373	8.2%	4,162	7.9%	4,234	8.2%
Other asset-backed securities (3)	1,429	2.7%	1,345	2.5%	1,148	2.1%	1,049	2.0%	884	1.7%
Total fixed maturities, including securities pledged (5)	52,046	100.0%	53,434	100.0%	53,558	100.0%	52,673	100.0%	51,787	100.0%
Fixed Maturity Securities - NAIC Quality Designation
1	29,831	57.4%	30,942	57.9%	30,801	57.4%	30,549	58.0%	30,229	58.4%
2	19,696	37.8%	19,947	37.3%	20,172	37.7%	19,667	37.3%	19,065	36.8%
3	1,822	3.5%	1,889	3.5%	2,016	3.8%	1,879	3.6%	1,944	3.8%
4	488	0.9%	512	1.0%	413	0.8%	416	0.8%	387	0.7%
5	87	0.2%	33	0.1%	48	0.1%	48	0.1%	46	0.1%
6	122	0.2%	111	0.2%	108	0.2%	114	0.2%	116	0.2%
Total fixed maturities, including securities pledged (4) (5)	52,046	100.0%	53,434	100.0%	53,558	100.0%	52,673	100.0%	51,787	100.0%
Fixed Maturity Securities - ARO Quality Rating
AAA	9,267	17.8%	9,702	18.2%	9,842	18.4%	9,892	18.8%	9,946	19.2%
AA	3,543	6.8%	3,611	6.8%	3,710	6.9%	3,713	7.0%	3,788	7.3%
A	15,628	30.1%	16,329	30.6%	15,979	29.8%	15,786	30.0%	15,265	29.5%
BBB	19,987	38.3%	20,204	37.7%	20,447	38.2%	19,746	37.5%	19,361	37.4%
BB	2,224	4.3%	2,058	3.8%	2,147	4.0%	2,018	3.8%	2,041	3.9%
B and below	1,397	2.7%	1,530	2.9%	1,433	2.7%	1,518	2.9%	1,386	2.7%
Total fixed maturities, including securities pledged (5)	52,046	100.0%	53,434	100.0%	53,558	100.0%	52,673	100.0%	51,787	100.0%
(1) Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.

(2) Fixed Maturity Securities includes fixed maturities,available for sale , fixed maturities at fair value using the fair value option and securities pledged to creditors.
(3) Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.
(4) ARO ratings do not directly translate into NAIC ratings.
(5) Includes fixed maturities securities related to businesses exited through reinsurance where assets are retained on the Company's balance sheet.

Voya Financial	Page 32 of	41

Portfolio Results

	Three Months Ended										Year-to-Date
(in millions USD)	3/31/2018		12/31/2017		9/30/2017		6/30/2017		3/31/2017		3/31/2018		3/31/2017

Operating investment income and annualized yield (1)	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield
Fixed maturity securities (2)	584	5.07%	582	4.99%	588	5.06%	583	5.03%	580	4.98%	584	5.07%	580	4.98%
Equity securities	3	3.96%	3	4.43%	2	2.26%	2	5.35%	2	4.73%	3	3.96%	2	4.73%
Mortgage loans	94	4.39%	93	4.40%	93	4.39%	93	4.44%	91	4.47%	94	4.39%	91	4.47%
Limited partnerships	43	15.12%	41	19.82%	36	13.40%	59	23.34%	35	13.94%	43	15.12%	35	13.94%
Policy loans	25	5.41%	23	5.06%	25	5.31%	25	5.35%	25	5.28%	25	5.41%	25	5.28%
Short-term investments	4	0.59%	3	0.41%	3	0.33%	2	0.31%	3	0.50%	4	0.59%	3	0.50%
Derivatives (2)	10	N/A	13	N/A	12	N/A	12	N/A	8	N/A	10	N/A	8	N/A
Prepayment fee income	7	0.04%	16	0.10%	10	0.06%	8	0.05%	10	0.06%	7	0.04%	10	0.06%
Other assets	1	N/A	14	N/A	(1)	N/A	3	N/A	6	N/A	1	N/A	6	N/A
Gross investment income before expenses and fees	771	5.10%	788	5.17%	768	5.01%	787	5.26%	760	5.09%	771	5.10%	760	5.09%
Expenses and fees	(30)	-0.20%	(35)	-0.24%	(32)	-0.22%	(29)	-0.20%	(32)	-0.22%	(30)	-0.20%	(32)	-0.22%
Total investment income and annualized yield	741	4.90%	753	4.93%	736	4.79%	758	5.06%	728	4.87%	741	4.90%	728	4.87%
Trading gains/losses (1)
Fixed maturities	(17)		28		12		15		(31)		(17)		(31)
Equity securities	(3)		—		(1)		—		—		(3)		—
Mortgage loans	—		—		—		1		—		—		—
Other investments	9		(20)		1		1		1		9		1
Total trading gains/losses	(11)		8		12		17		(30)		(11)		(30)
Impairments (1)
Fixed maturities	(14)		(18)		(2)		—		(2)		(14)		(2)
Equity securities	—		—		—		—		—		—		—
Mortgage loans	—		—		—		—		—		—		—
Other investments	—		—		—		—		—		—		—
Total impairments	(14)		(18)		(2)		—		(2)		(14)		(2)
Fair value adjustments (3)	(74)		(51)		(12)		11		(18)		(74)		(18)
Derivatives, including change in fair value of derivatives related to guaranteed benefits	22		26		(12)		(30)		22		22		22
Net realized investment gains (losses) and Net guaranteed benefit hedging gains (losses) (1)	(77)		(35)		(14)		(2)		(28)		(77)		(28)
Businesses exited through reinsurance (4)	(36)		30		29		52		24		(36)		24
Consolidation/eliminations (5)	14		13		(9)		(1)		33		14		33
Total investment income and realized capital gains (losses)	642		761		742		807		757		642		757

(1) Investment results related to businesses exited through reinsurance are excluded.
(2) Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.
(3) Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.
(4) Income related to reinsurance transactions, in which investment results are passed directly to the reinsurers pursuant to contracted terms of the reinsurance agreement.
(5) Includes i) the impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company, ii) the elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment, iii) and other intersegment eliminations.

Voya Financial	Page 33 of	41

Alternative Investment Income

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	3/31/2018	3/31/2017
Retirement
Average alternative investments	536	532	519	523	494	536	494
Alternative investment income	18	18	16	13	15	18	15
Investment Management
Average alternative investments	262	252	236	221	209	262	209
Alternative investment income (1)	11	8	5	35	9	11	9
Employee Benefits
Average alternative investments	51	49	49	50	46	51	46
Alternative investment income	2	2	2	1	2	2	2
Individual Life
Average alternative investments	312	293	270	252	220	312	220
Alternative investment income	9	10	8	8	5	9	5

The table above excludes alternative investments and income that are a component of Assets held for sale and Income (loss) from discontinued operations, net of tax, respectively, and alternative investments and income in Corporate.

(1) Includes performance fees related to sponsored private equity funds (“carried interest”) that are subject to later reversal based on subsequent fund performance, to the extent that cumulative rates of investment return fall below specified investment hurdle rates. Should the market value of a portfolio increase in future periods, reversals of carried interest could be fully or partially recovered.  No amounts for carried interest were reversed or recovered for the three months ended 3/31/2018 and 3/31/2017. For the three months ended 12/31/2017, 9/30/2017 and 6/30/2017, our carried interest net results included a gain (loss) of $9 million, $(2) million, and $28 million, respectively, including the recovery of $25 million of carried interest reversed in prior periods.

Reconciliations

Voya Financial	Page 35 of	41

Reconciliation of Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	3/31/2018	3/31/2017

Revenues
Net investment income	823	824	795	832	843	823	843
Fee income	676	668	683	639	637	676	637
Premiums	539	515	533	526	547	539	547
Net realized capital gains (losses)	(181)	(63)	(53)	(25)	(86)	(181)	(86)
Income (loss) related to consolidated investment entities	11	136	140	129	27	11	27
Other revenues	99	106	86	90	89	99	89
Total revenues	1,967	2,186	2,184	2,191	2,057	1,967	2,057

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(1,090)	(1,159)	(1,192)	(1,136)	(1,149)	(1,090)	(1,149)
Operating expenses	(700)	(682)	(674)	(630)	(668)	(700)	(668)
Net amortization of DAC/VOBA	(100)	(61)	(209)	(195)	(64)	(100)	(64)
Interest expense	(49)	(44)	(49)	(45)	(46)	(49)	(46)
Operating expenses related to consolidated investment entities	(7)	(20)	(20)	(30)	(17)	(7)	(17)
Total benefits and expenses	(1,946)	(1,966)	(2,144)	(2,036)	(1,944)	(1,946)	(1,944)
Income (loss) from continuing operations before income taxes	21	220	40	155	113	21	113
Less:
Net investment gains (losses) and related charges and adjustments	(61)	(54)	(12)	2	(20)	(61)	(20)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(14)	34	5	(1)	8	(14)	8
Income (loss) related to businesses exited through reinsurance or divestment	(45)	(39)	(2)	1	(5)	(45)	(5)
Income (loss) attributable to noncontrolling interests	—	82	65	52	1	—	1
Income (loss) on early extinguishment of debt	(3)	—	(3)	—	(1)	(3)	(1)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	(17)	1	—	—	—	—
Other adjustments (1)	(19)	(19)	(57)	(6)	(15)	(19)	(15)
Adjusted operating earnings before income taxes	163	233	43	107	145	163	145

(1) Includes restructuring expenses (severance, lease write-offs, etc.) and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

Voya Financial	Page 36 of	41

Reconciliation of Adjusted Operating Revenues

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	3/31/2018	3/31/2017

Total revenues	1,967	2,186	2,184	2,191	2,057	1,967	2,057

Less Adjustments
Net realized investment gains (losses) and related charges and adjustments	(73)	(58)	(14)	(1)	(27)	(73)	(27)
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	(7)	35	7	1	9	(7)	9
Revenues (losses) related to business exited through reinsurance or divestment	(40)	27	27	48	20	(40)	20
Revenues (loss) attributable to noncontrolling interests	6	100	85	82	19	6	19
Other adjustments (1)	58	59	52	50	51	58	51

Total adjusted operating revenues	2,023	2,023	2,027	2,011	1,985	2,023	1,985

Adjusted operating revenues by segment
Retirement	662	649	634	630	625	662	625
Investment Management	185	185	171	204	171	185	171
Employee Benefits	453	431	446	443	447	453	447
Individual Life	631	635	669	629	630	631	630
Corporate	92	123	107	105	112	92	112

Total adjusted operating revenues	2,023	2,023	2,027	2,011	1,985	2,023	1,985

(1) Includes fee income earned by the Company's broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company's segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in operating revenues.

Voya Financial	Page 37 of	41

Reconciliation of Adjusted Operating Earnings - excluding Unlocking; Adjusted Return on Capital (1)

(in millions USD, unless otherwise indicated)	Twelve Months Ended (1)
Retirement	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Adjusted operating earnings before income taxes	417	456	431	387	494
Less:
DAC/VOBA and other intangibles unlocking	(191)	(137)	(148)	(178)	(54)
Gain on Lehman Recovery	—	—	4	4	4
Adjusted Operating Earnings - excluding Unlocking before interest	608	593	574	561	544
Income tax expense	170	190	184	180	174
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	438	403	391	381	370
Adjusted Operating effective tax rate, excluding Unlocking(2)	15.8%	32.0%	32.0%	32.0%	32.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	28.0%	32.0%	32.0%	32.0%	32.0%
Average Capital	3,946	3,928	3,956	3,974	3,982
Ending Capital	4,096	4,130	3,856	3,852	4,015
Adjusted Return on Capital	11.1%	10.3%	9.9%	9.6%	9.3%

Investment Management
Adjusted operating earnings before income taxes	259	248	253	251	197
Less:
Gain on Lehman Recovery	—	—	—	3	3
Adjusted Operating Earnings - excluding Unlocking before interest	259	248	252	248	195
Income tax expense	76	79	81	79	62
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	183	169	172	168	132

Adjusted Operating effective tax rate, excluding Unlocking(2)	21.0%	32.0%	32.0%	32.0%	32.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	29.4%	32.0%	32.0%	32.0%	32.0%
Average Capital	309	308	306	300	295
Ending Capital	319	290	311	319	309
Adjusted Return on Capital	59.3%	54.9%	56.1%	56.1%	44.8%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters
(2) Beginning in 2018, we assume a 21% tax rate on segment Adjusted operating earnings, excluding unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment. For periods before 2018, we assume a 32% tax rate on Adjusted operating earnings and all components of Adjusted operating earnings described as after-tax, which reflects the estimated benefit of the dividends received deduction related to our segments.

Voya Financial	Page 38 of	41

Reconciliation of Adjusted Operating Earnings - excluding Unlocking; Adjusted Return on Capital (1)

(in millions USD, unless otherwise indicated)	Twelve Months Ended (1)
Employee Benefits	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Adjusted operating earnings before income taxes	148	127	128	111	116
Less:
DAC/VOBA and other intangibles unlocking	(3)	(2)	(2)	(2)	(2)
Gain on Lehman Recovery	—	—	1	1	1
Adjusted Operating Earnings - excluding Unlocking before interest	151	129	129	112	117
Income tax expense	45	41	41	36	38
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	106	88	87	76	80
Adjusted Operating effective tax rate, excluding Unlocking(2)	21.0%	32.0%	32.0%	32.0%	32.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	29.6%	32.0%	32.0%	32.0%	32.0%
Average Capital	375	360	359	365	370
Ending Capital	441	387	364	356	367
Adjusted Return on Capital	28.3%	24.4%	24.3%	20.8%	21.6%

Individual Life
Adjusted operating earnings before income taxes	77	92	71	61	49
Less:
DAC/VOBA and other intangibles unlocking	(181)	(160)	(162)	(141)	(144)
Gain on Lehman Recovery	—	—	8	8	8
Adjusted Operating Earnings - excluding Unlocking before interest	258	251	225	194	185
Income tax expense	78	80	72	62	59
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	180	171	153	132	126
Adjusted Operating effective tax rate, excluding Unlocking(2)	21.0%	32.0%	32.0%	32.0%	32.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	30.0%	32.0%	32.0%	32.0%	32.0%
Average Capital	1,666	1,527	1,614	1,749	1,893
Ending Capital	2,141	2,141	1,476	1,546	1,488
Adjusted Return on Capital	10.8%	11.2%	9.5%	7.5%	6.6%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(2) Beginning in 2018, we assume a 21% tax rate on segment Adjusted operating earnings, excluding Unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment. For periods before 2018, we assumed a 32% tax rate on Adjusted operating earnings and all components of Adjusted operating earnings described as after-tax, which reflects the estimated benefit of the dividends received deduction related to our segments.

Voya Financial	Page 39 of	41

Impacts of Prepayments and Alternative Income Above (Below) Long-Term Expectations on Adjusted ROC (bps)

	Twelve Months Ended
(in basis points)	3/31/2018	12/31/2017	12/31/2016

Prepayments Above (Below) Long-term Expectations (1)
Effect on ROC:
Retirement	(3)	1	43
Employee Benefits	11	14	56
Life	(12)	(8)	18

Alternatives Above (Below) Long-term Expectations (1) (2)
Effect on ROC:
Retirement	31	26	(35)
Employee Benefits	38	33	(37)
Life	33	30	(25)

Prepayments and Alternative Income Above (Below) Long-Term Expectations (1) (2)
Effect on ROC:
Retirement	28	27	8
Employee Benefits	49	47	19
Life	21	22	(7)

(1) Basis point impacts are after DAC and after tax.
(2) Amounts exclude gain on Lehman recovery.

Voya Financial	Page 40 of	41

Reconciliation of Adjusted Operating Earnings Per Share; Book Value Per Share, Excluding AOCI

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	3/31/2018	3/31/2017

Income (loss) available to Voya Financial, Inc.'s common shareholders per common share (Diluted)	2.50	(17.64)	0.81	0.89	(0.74)	2.50	(0.74)
Exclusion of per share impact of:
Net investment gains (losses) and related charges and adjustments	0.27	0.19	0.04	(0.01)	0.07	0.27	0.07
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	0.06	(0.12)	(0.02)	—	(0.03)	0.06	(0.03)
Income (loss) related to businesses exited through reinsurance or divestment	0.20	0.14	0.01	—	0.02	0.20	0.02
Income (loss) on early extinguishment of debt	0.01	—	0.01	—	—	0.01	—
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	0.06	—	—	—	—	—
Other adjustments to operating earnings	0.09	0.07	0.20	0.02	0.06	0.09	0.06
Effect of discontinued operations	(2.40)	14.58	(0.73)	(0.34)	0.83	(2.40)	0.83
Effect of assumed tax rate vs actual effective tax rate	0.04	3.53	(0.16)	(0.17)	0.30	0.04	0.30
Adjustment due to antidilutive effect of net loss in the current period	—	0.06	—	—	—	—	—
Adjusted operating earnings per share (Diluted) (1)	0.77	0.87	0.16	0.39	0.51	0.77	0.51
Impact of unlocking to earnings per share (Diluted)	0.31	—	0.70	0.42	(0.02)	0.31	(0.02)
Adjusted operating earnings per share (Diluted) - ex Unlocking	1.08	0.87	0.86	0.81	0.49	1.08	0.49

Book value per share, including AOCI	54.65	58.19	75.98	74.30	67.88	54.65	67.88
Per share impact of AOCI	(8.81)	(15.88)	(15.20)	(14.50)	(11.12)	(8.81)	(11.12)
Book value per share, excluding AOCI	45.84	42.31	60.78	59.80	56.76	45.84	56.76

Reconciliation of shares used in Total Consolidated Adjusted Operating earnings per share (Diluted)
Weighted-average common shares outstanding - Diluted	178	179	182	188	195	178	195
Dilutive effect of the exercise or issuance of stock-based awards (1)	—	4	—	—	—	—	—
Weighted average common shares outstanding - Diluted (Adjusted Operating) (1)	178	183	182	188	195	178	195

Debt to capital	26.9%	25.7%	20.2%	20.6%	21.2%	26.9%	21.2%
Capital impact of AOCI	3.6%	6.5%	3.9%	3.8%	3.1%	3.6%	3.1%
Impact of 25% equity treatment afforded to subordinate debt	(2.4)%	(1.7)%	(1.4)%	(1.4)%	(1.3)%	(2.4)%	(1.3)%
Adjusted Debt to capital	28.1%	30.5%	22.7%	23.0%	23.0%	28.1%	23.0%

(1) For periods in which there is a Net loss in Income from continuing operations, Adjusted operating earnings per share calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the Adjusted operating earnings per share calculation.

Voya Financial	Page 41 of	41

Reconciliation of Investment Management Adjusted Operating Margin, Excluding Investment Capital

	Three Months Ended			Twelve Months Ended
(in millions USD, unless otherwise indicated)	3/31/2018	12/31/2017	3/31/2017	3/31/2018	12/31/2017	3/31/2017

Adjusted operating revenues	185	185	171	745	731	663
Adjusted operating expenses	(124)	(125)	(122)	(486)	(483)	(468)
Adjusted operating earnings before income taxes	61	60	49	259	248	195

Adjusted operating margin	32.9%	32.3%	28.8%	34.8%	33.9%	29.3%

Adjusted operating revenues	185	185	171	745	731	663
Less:
Investment Capital Results	11	8	9	59	57	13
Adjusted operating revenues excluding Investment Capital	174	177	163	686	674	650
Adjusted operating expenses	(124)	(125)	(122)	(486)	(483)	(468)
Adjusted operating earnings excluding Investment Capital	50	52	41	200	191	182

Adjusted operating margin excluding Investment Capital	28.6%	29.3%	25.0%	29.1%	28.3%	28.0%